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LaSalle National Bank
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                                                                   LASALLE BANKS

                                                                    Exhibit 10.3

135 South LaSalle Street
Chicago, Illinois 60603
(312) 904-5415
FAX: (312) 904-4364

Charles E. Schroeder, Jr.
First Vice President




May 14, 1999

Mr. Richard P. Brandstatter
Vice President--Finance
Heartland Technology, Inc.
547 W. Jackson Boulevard
Chicago, Illinois 60661

Re: Covenant Waiver for Solder Station One, Inc. for March 31, 1999 Violation

Dear Rick:

Please be advised that LaSalle National Bank has received your covenant waiver request letter dated May 7, 1999. LaSalle National Bank hereby grants Solder Station One, Inc.'s waiver request as it pertains to section 11.2 (f) ii of the Loan Agreement related to the required minimum Debt Service Coverage Ratio of
1.25 times. All other conditions remain unchanged and in full force and effect.

This waiver applies to the covenant violation that occurred in first quarter of 1999 and is effective through January 1, 2000.

Sincerely,

LASALLE NATIONAL BANK

/s/ Charles E. Schroeder, Jr.

Charles E. Schroeder, Jr.
First Vice President